UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 19, 2020

Century Aluminum Company
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34474	13-3070826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Wacker Drive
Suite 1000
Chicago
Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)
(312)	696-3101
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	CENX	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 19, 2020, Century Aluminum Company (the “Company”) incurred indebtedness under (i) its Second Amended and Restated Loan and Security Agreement, dated as of May 16, 2018, among the Company and certain of its subsidiaries, as borrowers, and Wells Fargo Capital Finance, LLC, as agent and lender (the “US Credit Agreement”), in an aggregate principal amount of $45 million and (ii) the Revolving Credit Facility, dated November 27, 2013, between Nordural Grundartangi ehf, our wholly-owned subsidiary as borrower, and Landsbankinn hf., as amended (together with the US Credit Agreement, the "Credit Agreements"), in a separate aggregate principal amount of $45 million (for a collective draw down of $90 million under the Credit Agreements). The material terms of the Credit Agreements are described in Note 6 of the Company’ s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

The Company’s borrowings under the Credit Agreements were a proactive measure taken by the Company to increase its cash position and preserve financial flexibility in light of the coronavirus (COVID-19) outbreak.

Item 8.01.     Other Events.

On March 24, 2020, the Company issued a press release announcing that a one-year extension to its current collective bargaining agreement with the United Steelworkers Local 9423 was ratified on March 23, 2020 for the Company's Hawesville, Kentucky smelter. The extension is effective today and the agreement will now expire on April 1, 2021.

Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements are statements about future events and are based on our current expectations. These forward-looking statements may be identified by the words "believe," "expect," "hope," "target," "anticipate," "intend," "plan," "seek," "estimate," "potential," "project," "scheduled," "forecast" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," "might," or "may." Any statement that reflects expectations, assumptions or projections about the future, other than statements of historical fact, is a forward-looking statement. Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from future results expressed, projected or implied by those forward-looking statements. Important factors that could cause actual results and events to differ from those described in such forward-looking statements can be found in the risk factors and forward-looking statements cautionary language contained in our Annual Report on Form 10-K, quarterly reports on Form 10-Q and in other filings made with the Securities and Exchange Commission (the "SEC"), and also include uncertainties related to rapidly evolving coronavirus pandemic and the governmental and financial markets' responses thereto. Although we have attempted to identify those material factors that could cause actual results or events to differ from those described in such forward-looking statements, there may be other factors that could cause actual results or events to differ from those anticipated, estimated or intended. Many of these factors are beyond our ability to control or predict. Given these uncertainties, investors are cautioned not to place undue reliance on our forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.
Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
99.1	Press Release of Century Aluminum Company dated March 24, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	March 24, 2020	By:	/s/ Jesse E. Gary
			Name:	Jesse E. Gary
			Title:	Executive Vice President, Chief Operating Officer and General Counsel